UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2025

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2025, Nature’s Sunshine Products, Inc. (the “Company”) announced that the Board of Directors (the “Board”) would be conducting a search for a new President and Chief Executive Officer of the Company in light of Terrence O. Moorehead’s notice to the Board that he has decided to step down as President, Chief Executive Office and as a member of the Board.

On October 15, 2025, the Company announced the appointment of Kenneth Romanzi as the Company’s new Chief Executive Officer, and as a member of the Company’s Board of Directors, effective as of October 29, 2025 (the “Effective Date”). Mr. Romanzi, age 65, brings over 40 years of experience in leadership positions with companies that specialize in consumer-packaged goods (“CPG”). Mr. Romanzi is an experienced CEO and operator with a proven track record of leading transformations and driving growth at public and private companies across the CPG industry. Notably, he served as President, CEO and a member of the Board of Directors of B&G Foods, Inc., a public company with a broad portfolio of over 50 brands. Earlier in his career, Mr. Romanzi served in a variety of C-Suite and leadership roles at prominent CPG companies such as Nabisco; The Ultimate Juice Company, including the Naked Juice brand which was subsequently acquired by PepsiCo, Inc.; Hasbro, Inc.; and Ocean Spray Cranberries, Inc. Most recently, Mr. Romanzi served as an Operating Partner for Ronin Equity Partners from May 2021 to October 2025 and a Strategic Advisor for Astara Capital Partners from September 2022 to October 2025, both private equity firms. Mr. Romanzi earned a Bachelor of Science in Finance and Accounting from Babson College, where he continues to serve as a Trustee and Chair of the Governance Committee.

On October 29, 2025, Mr. Moorehead will resign from the Company pursuant to a separation agreement entered into by Mr. Moorehead and the Company on October 10, 2025.

Employment Agreement

On October 10, 2025, the Company executed an employment agreement (“Employment Agreement”) with Mr. Romanzi to be appointed as Chief Executive Officer, as of the Effective Date.

Pursuant to the Employment Agreement, which was approved by the Company’s Board of Directors, Mr. Romanzi will receive an annual base salary of $850,000 and will be eligible to participate in the Company’s executive bonus program. Pursuant to the Employment Agreement, the Company agreed to grant Mr. Romanzi (i) an award of restricted stock units (“RSUs”) under the Company’s 2012 Stock Incentive Plan (“Plan”) with fair value of $1,500,000 as of the Effective Date, which shall vest equally (1/3 each year) over three years from the Effective Date subject to Mr. Romanzi’s continued service to the Company and (ii) an award of performance-contingent RSUs under the Plan with a fair value of $1,500,000 calculated as o the Effective Date, which will vest based on the achievement of certain targets determined by the Company’s Board of Directors and set forth in a separate RSU award agreement. Mr. Romanzi is also entitled to severance if he is terminated for any reason except for cause or within eighteen (18) months following a Change in Control Event (as defined in the Employment Agreement) of the Company or if he terminates his employment for Good Reason (as defined in the Employment Agreement).
The foregoing summary of the material terms of the Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full and complete terms of the Employment Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Separation Agreement

On October 10, 2025, the Company entered into a Separation Agreement and General Release (“Separation Agreement”) with Mr. Moorehead, effective as of the Effective Date, in connection with Mr. Moorehead’s separation.

Pursuant to the Separation Agreement, (i) Mr. Moorehead will receive payments representing, in the aggregate, eighteen (18) months of his estimated base salary for the fiscal year in which the termination occurs (“Severance Period”), (ii) Mr. Moorehead will receive a pro-rated bonus (calculated on a daily basis with the first date being

January 1, 2025 and the last date for the numerator being the Termination Date, and the denominator being 365) for fiscal year 2025, if any, payable when comparable 2025 bonuses are paid to other executives of the Company, but no later than March 15, 2026, and (iii) Mr. Moorehead shall be entitled to retain time based vesting and performance-contingent restricted stock unit as if he remained employed during the Severance Period.

The foregoing description of the Separation Agreement is qualified in its entirety by the full and complete terms of the Separation Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On October 15, 2025, the Company issued a press release announcing Mr. Romanzi’s appointment as Chief Executive Officer and as a member of the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated October 10, 2025, 2025 between Nature’s Sunshine Products, Inc. and Kenneth Romanzi
10.2	Separation Agreement, dated October 10, 2025, between Nature’s Sunshine Products, Inc. and Terrence O. Moorehead
99.1	Press release issued by the Company, dated October 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: October 15, 2025	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Corporate Secretary